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                                                                  EXHIBIT 99.1


                                  iVILLAGE INC.

                      1999 NON-QUALIFIED STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT.

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as specified on the grant agreement of AST StockPlan's Web site, which grant agreement is incorporated by reference herein and made a part hereof.

         Vesting Schedule:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         Twenty-five percent (25%) of the Shares subject to the Option shall vest on the first anniversary of the Vesting Commencement Date, and an additional six and one-quarter percent (6.25%) of the Shares subject to the Option shall vest on each subsequent quarterly anniversary of the Vesting Commencement Date (i.e. every three months thereafter) until one hundred percent (100%) of the Shares subject to the Option have vested; provided, however, that if Optionee has already been a Service Provider for at least one (1) year, then six and one-quarter percent (6.25%) of the Shares subject to the Option shall vest on each subsequent quarterly anniversary of the Vesting Commencement Date (i.e., every three months thereafter) until one hundred percent (100%) of the Shares subject to the Option have vested and, provided further, that after the first anniversary of Optionee becoming a Service Provider (if earlier than the first anniversary of the Vesting Commencement Date), six and one-quarter percent (6.25%) of the Shares subject to the Option shall be deemed vested on each quarterly anniversary of the Vesting Commencement Date (i.e., every three months thereafter) until one hundred percent (100%) of the Shares subject to the Option have vested, subject in each case to the Optionee continuing to be a Service Provider on such dates. Notwithstanding any contrary provision in this Option Agreement, if the Optionee is a full-time employee of the Company and dies while in active employment, this Option shall vest fully as of the date of such death with respect to all Shares subject to the Option.

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         Termination Period:

         The vested portion of this Option may be exercised for 3 months after Optionee ceases to be a Service Provider other than for cause or due to death or Disability. This Option may not be exercised after Optionee ceases to be a Service Provider for cause, as determined by the Committee. Upon the death or Disability of the Optionee while a Service Provider, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date of the Option as provided in the Notice of Grant.

II. AGREEMENT.

1. Grant of Option.

         The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

         (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

         (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, provided by AST StockPlan or the Company's then current stock plan administrator (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to AST StockPlan or the Company's then current stock plan administrator. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

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3. Method of Payment.

         Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         (a) cash;

         (b) check;

         (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

         (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares;

         (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in a form provided by the Company, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of a Security Agreement in a form provided by the Company (the "Security Agreement"). The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement;

         (f) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement; and/or

         (g) any combination of the foregoing methods of payment.

4. Non-Transferability of Option.

         This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Term of Option.

         This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. Tax Consequences.

         Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

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         (a) Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of a nonstatutory stock option such as this Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         Disposition of Shares. If the Optionee holds Shares acquired pursuant to exercise of a nonstatutory stock option for at least one year, any gain realized on disposition of the Shares will be generally treated as long-term capital gain for federal income tax purposes.

7. Change in Control.

         (a) Accelerated Vesting. Fifty percent (50%) of any then unvested Shares subject to this Option shall immediately vest upon a "change in control" of the Company and the remaining fifty percent (50%) of the then unvested Shares subject to this Option shall vest one (1) year after the date on which the change in control occurs.

         (b) Termination of Employment. If, during the first year after the occurrence of a change in control, the Optionee is terminated by the Company without "cause" or resigns his or her employment for "good reason", then one hundred percent (100%) of the then unvested Shares subject to this Option shall immediately vest upon such termination or resignation of Optionee's employment.

         (c) Definition of "Change in Control". For purposes of this Option Agreement, a "change in control" shall mean the occurrence of the following:

                  (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding shares of the Company's common stock ("Stock") or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section, Stock or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned,

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directly or indirectly, by the Company (for purposes of this definition, a
"Subsidiary"), (B) the Company or its Subsidiaries, or (C) any Person in connection with a "Non-Control Transaction". A "Non-Control Transaction" shall mean a merger, consolidation or reorganization involving the Company, in connection with which (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization; (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation or a corporation beneficially owning, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation; and (C) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) owns, directly or indirectly, fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities; and

                  (ii) The individuals who, as of March 13, 1999 are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the members of the Board; provided, however, that if the election, or nomination for election, by the Company's common stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall, for purposes of this definition, be considered a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

         (d) Definition of Termination for "Cause". For purposes of this Option Agreement, cause for termination shall be limited to: (i) dishonesty involving the Company's property or gross misconduct; (ii) the Optionee's material breach of any provision of any agreement between the Company and the Optionee; (iii) the Optionee's refusal or failure to act in accordance with any lawful, reasonable direction or order of the Board of Directors or senior management and such refusal or failure results or is reasonably likely to result in a materially adverse effect on the Company's business; (iv) conviction of any felony involving moral turpitude not involving a conviction for operating a motor vehicle under the influence of alcohol or any other motor vehicle violation if no bodily injury to a third party is involved; (v) any chemical dependency or substance abuse resulting in a continuous and material impairment of the Optionee's ability to perform his duties as an employee of the Company;
(vi) the willful and continued failure by the Optionee to substantially perform his duties with the Company or its subsidiaries or affiliates (other than any failure resulting from disability) after a written demand identifies the manner in which the Board of Directors or senior management believes that the Optionee has not substantially performed his duties. Termination of the Optionee's employment for cause as set forth in clauses (i) or (iv) of the preceding sentence shall be deemed to be effective upon delivery of written notice thereof by certified mail, return receipt requested. The Optionee shall have thirty (30) days from the date notice is given for cause as set forth in clauses (ii),
(iii), (v) or (vi) of the second sentence of this Section 7(d) to cure such conduct.

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         (e) Definition of Resignation for "Good Reason". For purposes of this
Option Agreement, an Optionee may regard his or her employment as being constructively terminated and may, therefore, resign within thirty (30) days of the Optionee's discovery of the occurrence of one or more of the following events, any of which shall constitute "good reason" for such resignation:

                   (i) Without the Optionee's prior written consent, the assignment to the Optionee of any duties materially inconsistent with the Optionee's position, duties, responsibilities and status with the Company;

                   (ii) A material reduction by the Company of the Optionee's base salary or of any bonus compensation formula applicable to him unless in connection with a company-wide salary expense reduction necessitated by poor financial performance of the Company as determined by the Board of Directors in its reasonable discretion;

                   (iii) The Company or any affiliate(s) requiring the Optionee to be based anywhere other than within twenty-five (25) miles of the area in which he resides, except for required travel on the Company's or an affiliate's business to an extent substantially consistent with the Optionee's present business travel obligations; and/or

                   (iv) A material breach by the Company of any provision of any agreement between the Company and the Optionee.

8. Prohibited Activities.

         (a) The Optionee agrees that:

                  (i) at all times, both during his employment by the Company and after his termination, he will keep in strict confidence and will not disclose any confidential or proprietary information relating to the business of the Company, or to any client, customer, or business partner of the Company; nor will he make use of any such confidential or proprietary information for his own purposes or for the benefit of any other person or entity, except in the ordinary course of performing his duties as an employee of the Company.

                   (ii) During the Competitive Period (defined below), he will not (A) involve himself in activities contributing to the design or marketing of a Protected Channel (as defined below) developed or produced by a Competitive Business, whether as an employer, officer, director, owner, employee, partner, consultant or other participant, (B) assist others in any activity prohibited to him/her by the previous clause, (C) induce employees of the Company or its affiliates to terminate their employment with the Company or its affiliates or involve themselves in any Competitive Business, or (D) solicit customers of the Company or its affiliates for any Competitive Business. As used in this paragraph, "Competitive Period" means the period of employment by the Company and in the event that his employment with the Company is terminated by either party for any reason other than a termination by the Company without Cause, for an additional period of twelve months following such termination. Furthermore, even if the Optionee's employment is terminated by the Company without Cause, the Competitive Period will continue for six months following such termination if the Company agrees to pay his base salary then in effect for that extended period. "Competitive Business" means any business that develops or produces any online channel targeted to an audience in the United States of America and whose content is substantially similar to any online channel produced or under active development by the Company during his employment (a "Protected Channel").

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         (b) The Optionee understands that the Company is granting to the
Optionee an option to purchase Shares hereunder to reward the Optionee for the Optionee's future efforts and loyalty to the Company and its affiliates by giving the Optionee the opportunity to participate in the potential future appreciation of the Company. Accordingly, if the Optionee:

                   (i) engages in any Prohibited Activity described in Section 8(a)(i) or Section 8(a)(ii); or

                   (ii) is terminated for Cause, then, in addition to any other rights and remedies available to the Company, the Company shall be entitled, at its option, to terminate the Option, which shall then be of no further force and effect.

9. Entire Agreement; Governing Law.

         The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. In the event that any one or more of the provisions contained in this Option Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Delaware.

10. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

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11. Consent of Spouse.

         Optionee represents and warrants that his or her spouse, if applicable, in consideration of the Company's granting Optionee the right to purchase Shares as set forth in the Plan and this Option Agreement: (i) has read and hereby approves the terms and conditions of the Plan and this Option Agreement; (ii) agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement; (iii) agrees that any community property interest shall be similarly bound; and (iv) has appointed the Optionee as his or her attorney-in-fact with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

By your electronic signature and the electronic signature of the Company's representative, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in his or her residence address.